                                                                    EXHIBIT 10.4




                                FOURTH AMENDMENT
                                ----------------



                  FOURTH AMENDMENT (this "Amendment"), dated as of December 13, 2000, among Ceres Group, Inc., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, the Borrower, the Banks and the Administrative Agent are party to a Credit Agreement, dated as of February 17, 1999 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that the Banks provide the amendments provided for herein and the Banks have agreed to provide such amendments on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. Section 7.04(c) of the Credit Agreement is hereby amended by inserting the text "other than the Permitted Extension" immediately before the semi-colon appearing at the end thereof.

                  2. Section 9 of the Credit Agreement is hereby amended by inserting the following new definition at the appropriate alphabetical location:

                  " `Permitted Extension' shall mean the extension of the maturity date of the Mortgage Note described on Annex III for a period of two (2) years to January 1, 2003."

                  3. In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants that (i) all of the representations and warranties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date, both before and after giving effect to this Amendment unless any such representation and warranty expressly indicates that it is being made as of any other specific date in which case such representation and warranty shall be true and correct in all material respects as of such other specified date, and
(ii) there exists no Default or Event of Default on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment.

                  4. This Amendment shall become effective as of the date hereof (the "Fourth Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

                  5 From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                  6 This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  7 This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  8 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                  CERES GROUP, INC.

                                  By:      /s/ Larry E. Wharton
                                     --------------------------------
                                       Title:  Vice President & Treasurer


                                  THE CHASE MANHATTAN BANK,
                                      Individually and as Administrative Agent

                                  By:      /s/ Helen L. Newcomb
                                     --------------------------------
                                       Title:  Vice President


                                  DRESDNER BANK AG NEW YORK BRANCH
                                      AND GRAND CAYMAN BRANCH

                                  By:      /s/ George T. Ferguson, IV
                                     --------------------------------
                                       Title:  Assistant Vice President

                                  By:      /s/ Lloyd C. Stevens
                                     --------------------------------
                                       Title:  Vice President


                                  KEYBANK NATIONAL ASSOCIATION

                                  By:      /s/ Sherrie I. Manson
                                     --------------------------------
                                       Title:  Vice President

                                  FIRSTAR BANK MILWAUKEE, N.A.

                                  By:      /s/ Jon B. Beggs
                                     --------------------------------
                                       Title:  Vice President


                                  FLEET NATIONAL BANK

                                  By:
                                     --------------------------------
                                       Title:


                                       3